UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2019

BIGLARI HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

INDIANA	001-38477	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2019, Biglari Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The total number of shares of the Company’s Class A common stock voted in person or by proxy at the Meeting was 195,677, representing approximately 94.59% of the 206,864 shares outstanding and entitled to vote at the Meeting. The matters voted on by shareholders and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.

Proposal 1. To elect the nominees listed below as directors of the Company:

	For	Withheld
Sardar Biglari	143,327	36,287
Philip L. Cooley	140,012	39,602
Kenneth R. Cooper	133,691	45,923
James P. Mastrian	134,101	45,513
Ruth J. Person	134,143	45,471

There were 16,063 broker non-votes with respect to the election of directors.

Proposal 2. To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019:

193,430	2,208	39
For	Against	Abstentions

Proposal 3. To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement with respect to the Meeting:

123,719	38,277	17,618	16,063
For	Against	Abstentions	Broker Non-votes

Proposal 4. To vote on a non-binding advisory resolution to determine the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation, as described in the Company’s proxy statement with respect to the Meeting:

144,441	65	35,080	28	16,063
3 Years	2 Years	1 Year	Abstentions	Broker Non-votes

Based on the Results of Proposal 4, the Company has determined to hold future advisory votes on executive compensation every three years until the next required frequency vote.

Item 8.01	Other Events.

At the Meeting, Mr. Biglari answered a variety of questions from attendees. Among these answers, Mr. Biglari noted: an ongoing plan to make capital expenditures at certain Steak ‘n Shake properties to speed drive-through service; and the possibility of modifying the terms of redemptions for unaffiliated limited partners in The Lion Fund, L.P. in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2019	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller